                                     GENERAL
                                    AMERICAN
                                    INVESTORS

                               1997 ANNUAL REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


FINANCIAL SUMMARY
-------------------------------------------------------------------

                                                    1997              1996
                                                    ----              ----
Net assets-December 31 ....................     $ 702,597,000     $ 597,596,693
Net investment income .....................         5,149,987         5,189,266
Net realized gain .........................        66,640,521        61,830,203
Net increase in unrealized appreciation ...        99,421,665        26,713,604

Per Common Share-December 31
   Net asset value ........................     $       29.15     $       25.24
   Market price ...........................     $     26.1875     $       21.00
Discount from net asset value .............            -10.2%            -16.8%

Common Shares outstanding - Dec. 31........        24,104,678        23,678,690
Common stockholders of record - Dec. 31 ...             6,048             6,500
Market price range* (high-low) ............     $28.19-$20.38     $23.63-$19.50
Market volume-shares ......................         5,540,800         6,051,500

*Unadjusted for dividend payments.

DIVIDEND SUMMARY
----------------------------------------------------------------------------
Distributions Applicable to Income Earned and Gains Realized in 1997

                                                   Ordinary
Record Date /Payment Date                           Income     Capital Gain   Total
-------------------------                           ------     ------------   -----
Nov. 14, 1997 / Dec. 23, 1997 ..............       $   .20     $   2.75    $   2.95
Jan. 26, 1998 / Feb. 10, 1998 ..............           .01          .20         .21
                                                   -------     --------    --------
Total ......................................       $   .21     $   2.95    $   3.16
                                                   =======     ========    ========


Distributions Applicable to Income Earned and Gains Realized in 1996

                                                 Ordinary
Record Date / Payment Date                        Income      Capital Gain    Total
--------------------------                        ------      ------------    -----
Nov. 15, 1996 / Dec. 26, 1996 ............        $   .19      $  2.27     $   2.46
Jan. 27, 1997 / Mar. 12, 1997 ............            .06*         .44          .50
                                                  -------     --------     --------
Total ....................................        $   .25*    $   2.71     $   2.96
                                                  =======     ========     ========

*Includes short-term capital gain in the amount of $.05 per share.

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401

1        TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
         General American Investors

General American Investors continued its string of favorable results during the fourth quarter of 1997. For the full year ended December 31, 1997, the investment return to our stockholders was 42.6%, consisting of a 32.1% increase in net asset value per share (assuming reinvestment of all dividends) together with a meaningful decline in the discount accorded our shares in the marketplace. The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average rose 33.3% and 24.9%, respectively, on a total return basis, for the same period.

Net income has stabilized reflecting increased dividend and interest income together with contained costs that are moderate relative to assets under management. As part of an ongoing program to maximize shareholder value, over 6.7% of the Company's shares were repurchased at an average discount to net asset value of 15.1%.

The rate of growth in corporate profits is likely to slow in 1998. High operating rates and low unemployment in the United States, together with currency devaluations throughout Asia, should result in stronger competitors and weaker customers. Our portfolio companies should continue to do well. They generally have strong market positions, are financed conservatively, and benefit from declining interest rates.

On January 14, 1998, the Board of Directors declared advisable an amendment to the Company's charter to authorize the issuance of preferred stock and directed that the proposed amendment be considered at the annual meeting of the Company's stockholders to be held on March 11, 1998. Additional information relating to this proposal will be included in the proxy material which is expected to be mailed to stockholders in early February.

In addition, in conjunction with the possible issuance of preferred stock, the Company intends to file with the Securities and Exchange Commission an application for an order under the Investment Company Act of 1940 to permit it to pay periodic preferred dividends from both net investment income and realized capital gains. Any such issuance of preferred stock would be subject to stockholder authorization of the charter amendment, Board action and the receipt of the order being applied for, as well as market conditions.


By Order of the Board of Directors,
GENERAL AMERICAN INVESTORS COMPANY, INC.



Spencer Davidson
President and Chief Executive Officer

Lawrence B. Buttenwieser
Chairman

2        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

In addition, General American Investors is an investment adviser registered under the Investment Advisers Act of 1940. It provides investment management services to an outside account whose objectives are compatible with those of the Company.

                                Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential. Normally, a substantially fully-invested position in equities is maintained.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, with the stress on fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, which cover a broad range of experience in business and financial affairs, is on page 16 of this report.

                                Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.


                               "GAM" Common Stock

As a closed-end investment company, General American Investors is not engaged in a continuous offering of its shares. The common stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, have sold at a premium over net asset value. The last time the Company's shares sold at a premium was the year-long period from March 1992 through April 1993. During 1997, the stock sold at discounts from net asset value which ranged from 9.1% (December 24) to 17.6% (August 8). At December 31, the price of the stock was at a discount of 10.2% as compared with a discount of 16.8% a year earlier.

3        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors
                                    [CAPTION]

"The  Company's   investment   objective  is  long-term  capital   appreciation.
Fundamental security analysis is used to select individual stocks considered to have above average growth potential."

                                 Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year. Dividends from income have been paid continuously on the common stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-1997 (except for the year 1974). (A table listing dividends paid during the 20-year period 1978 - 1997 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid in additional shares of common stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

4        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]
      "Total return on $10,000 investment 20 years ended December 31, 1997"

The investment return for a stockholder of General American Investors (GAM) over the 20 years ended December 31, 1997 is shown in the table below and in the accompanying chart. The return on GAM's total net assets in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1978.

The Stockholder Return is the return a shareholder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The Total Net Assets Return is the time-weighted total rate of return on the Company's total net assets assuming monthly compounding of total net assets, including dividend and interest income but excluding advisory fee income and operating expenses, and after adjustments for cash flows such as GAM dividends and purchases of GAM shares.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                                                  GENERAL AMERICAN INVESTORS
                                       ------------------------------------------------------
                                       STOCKHOLDER RETURN             TOTAL NET ASSETS RETURN      STANDARD & POOR'S 500 RETURN
                                       ------------------             -----------------------      ----------------------------
                                 CUMULATIVE       ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN
                                 INVESTMENT                        INVESTMENT                      INVESTMENT
                   1978          $ 10,584              5.84%        $ 11,991       19.91%           $ 10,658        6.58%
                   1979            17,401             64.41           17,127       42.83              12,640       18.60
                   1980            29,920             71.95           24,853       45.11              16,742       32.45
                   1981            33,877             13.22           25,660        3.25              15,910       (4.97)
                   1982            40,411             19.29           30,202       17.70              19,339       21.55
                   1983            47,004             16.31           37,215       23.22              23,700       22.55
                   1984            43,636             (7.16)          34,361       (7.67)             25,188        6.28
                   1985            54,463             24.81           46,679       35.85              33,190       31.77
                   1986            60,547             11.17           51,641       10.63              39,393       18.69
                   1987            50,791            (16.11)          52,075        0.84              41,458        5.24
                   1988            61,590             21.26           60,256       15.71              48,311       16.53
                   1989            91,520             48.60           82,412       36.77              63,586       31.62
                   1990            95,178              4.00           87,810        6.55              61,622       (3.09)
                   1991           176,082             85.00          142,147       61.88              80,355       30.40
                   1992           202,102             14.78          149,311        5.04              86,453        7.59
                   1993           169,937            (15.92)         147,459       (1.24)             95,203       10.12
                   1994           156,571             (7.86)         144,053       (2.31)             96,412        1.27
                   1995           189,801             21.22          177,315       23.09             132,566       37.50
                   1996           226,771             19.48          210,491       18.71             162,937       22.91
                   1997           323,341             42.58          277,469       31.82             217,244       33.33


5        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $325,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1978 through 1997 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Total Net Assets, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

                    COMPARATIVE ANNUALIZED INVESTMENT RESULTS
--------------------------------------------------------------------------------------
  YEARS ENDED                          STOCKHOLDER        GAM TOTAL          S&P 500
DECEMBER 31, 1997                        RETURN           NET ASSETS       STOCK INDEX
-----------------                        ------           ----------       -----------
 1 year .....................              42.6%            31.8%            33.3%
 5 years ....................               9.9             13.2             20.2
10 years ....................              20.3             18.2             18.0
15 years ....................              14.9             15.9             17.5
20 years ....................              19.0             18.1             16.6

6        MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors

                                                        SHARES                      SHARES HELD
INCREASES                                         OR PRINCIPAL AMOUNT            DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------
        NEW POSITION
        Annaly Mortgage Management, Inc.                  350,000                   350,000

        ADDITIONS
        Ford Motor Company                                 20,000                   420,000
        Lam Research Corporation                          162,500                   200,000(a)
        Magainin Pharmaceuticals Inc.                      30,000                   230,000
        Merck & Co., Inc.                                  20,000                    54,500
        NAC Re Corporation                                122,000                   156,000(a)

DECREASES
--------------------------------------------------------------------------------------------------------
        ELIMINATIONS
        Ace Limited                                        35,000                    --
        American States Financial Corporation             158,800(b)                 --
        Corning Incorporated                              130,000                    --
        Sensormatic Electronics Corporation               185,500                    --
        USA Waste Services, Inc. 4% Convertible
         Corporate Note due 2/1/2002                  $ 1,000,000                    --

        REDUCTIONS
        AAPC Ltd.                                       6,580,749                 1,144,951
        American International Group, Inc.                  5,000                   110,000
        Broderbund Software, Inc.                          40,000                   160,000
        Buffets, Inc.                                     221,500                   978,500
        Chips and Technologies, Inc.                       25,000                    75,000
        Chrysler Corporation                               20,000                   405,000
        Cox Communications, Inc. Class A                   10,000                   340,000
        Dialogic Corporation                               61,500                    36,000
        General Re Corporation                              5,000                    90,000
        The Home Depot, Inc.                               30,000                 1,063,500
        Life Re Corporation                                 4,000                   275,000
        MedPartners, Inc.                                 100,000                   303,500
        Pfizer Inc.                                       100,000                   410,000
        Philip Morris Companies Inc.                       40,000                   265,000
        R.P. Scherer Corporation                           20,000                   187,000
        Reuters Holdings plc-ADR                           91,000                   109,000
        Ribi ImmunoChem Research, Inc.                     10,000                   309,500
        TIG Holdings, Inc.                                 25,000                   200,000
        Texaco Inc.                                        91,000                   179,000
        U.S. Bancorp                                       31,000                    80,000
        Union Pacific Resources Group Inc.                 57,500                   177,500



*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes shares previously carried under Stocks - Miscellaneous - Other.
(b) 158,800 shares of American States Financial Corporation were tendered to Safeco Corporation in conjunction with an acquisition.

                                    [CAPTION]

"The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1978-1997. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS PER COMMON SHARE (1978-1997)
-------------------------------------------------------------------------------

                         DIVIDEND FROM
                                       LONG-TERM
YEAR             INCOME #             CAPITAL GAINS
----             -------              -------------
1978              $.28                $.94
1979               .38                1.74
1980               .50                2.99
1981               .63                3.63
1982               .36                1.15
1983               .67                2.38
1984               .28                1.35
1985               .47                1.07
1986               .36                2.15
1987               .35                1.54
1988               .29                1.69
1989               .23                1.56
1990               .21                1.65
1991               .09                3.07
1992               .03                2.93
1993               .06                2.34
1994               .06                1.59
1995               .13                2.77
1996               .25                2.71
1997               .21                2.95

#Includes short-term capital gains per share which amounted to $.04 in 1980, $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995 and $.05
in 1996.

7        TEN LARGEST INVESTMENT HOLDINGS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]

"The statement of investments as of December 31, 1997, shown on pages 8 and 9 includes 58 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                                          % TOTAL
                                                                                               SHARES        VALUE       NET ASSETS
THE HOME DEPOT, INC.                                                                         1,063,500      $ 62,613,563     8.9%
The leading company in home center retailing, Home Depot's innovative merchandising, strong balance sheet and excellent management has enabled the
Company to gain share in a fragmented industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
PFIZER INC.                                                                                    410,000        30,570,625     4.4
One of the fastest growing drug companies, driven by a strong base of new products, with many more promising agents on the horizon. Co-promotion of new products serving large markets, three drugs awaiting FDA approval and others at late stages in the pipeline establish Pfizer as a leader in the pharmaceutical industry, poised for long-term growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WAL-MART STORES, INC.                                                                          670,000        26,423,125     3.8
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the nation's largest retailer with ongoing growth opportunities in the U.S. and abroad.
---------------------------------------------------------------------------------------   ------------      ------------     ----
AB ASTRA                                                                                     1,432,500        24,517,500     3.5
Headquartered in Sweden, Astra exhibits solid earnings driven by its antiulcer drug Prilosec.  Product line extension, new drug launches and an intensified research and development effort, position Astra for sustainable future growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
FIRST EMPIRE STATE CORPORATION                                                                  50,000        23,250,000     3.3
A bank holding company with $14 billion in assets headquartered in Buffalo, N.Y.
It has strong, opportunistic management with a high level of ownership and a history of enhancing shareholder value.  High asset quality, excellent expense control, share repurchases and adroit acquisitions help generate above-average earnings growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
FORD MOTOR COMPANY                                                                             420,000        20,396,250     2.9
A global manufacturer of automobiles, trucks and related parts with important liquid holdings in its finance subsidiary, Associates First Capital.
---------------------------------------------------------------------------------------   ------------      ------------     ----
GENERAL RE CORPORATION                                                                          90,000        19,080,000     2.7
A leading global reinsurer and financial services company operating in the
United States and 29 countries worldwide with a high quality AAA balance sheet.
Disciplined underwriting which generates high returns, coupled with share repurchases, produce earnings growth at an above-average rate.
---------------------------------------------------------------------------------------   ------------      ------------     ----
USA WASTE SERVICES, INC.                                                                       473,000        18,565,250     2.6
A rapidly growing integrated, non-hazardous, solid waste management company serving municipal, industrial and residential customers in 36 states.
---------------------------------------------------------------------------------------   ------------      ------------     ----
LIFE RE CORPORATION                                                                            275,000        17,926,563     2.6
A highly rated leading domestic direct life and health reinsurer with strong, opportunistic management and a high level of insider ownership.  Healthy sales growth, excellent expense control and adroit acquisitions have generated above-average earnings growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
CRESTAR FINANCIAL CORP.                                                                        300,000        17,100,000     2.4
A well managed bank holding company with $23 billion in assets.  It is headquarterd in Richmond, VA and has a leading market position in the affluent Virginia,
Maryland and Washington, DC metropolitan statistical area.  High quality loan growth, excellent expense control, share repurchases and prudent acquisitions have generated solid earnings gains.
---------------------------------------------------------------------------------------   ------------      ------------    -----
                                                                                                            $260,442,876    37.1%
                                                                                                            ============    =====

8        STATEMENT OF INVESTMENTS: DECEMBER 31, 1997
-------------------------------------------------------------------------------
         General American Investors

COMMON                                                  SHARES OR         VALUE
STOCKS                                               PRINCIPAL AMOUNT   (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (5.7%)
Axiom Inc.+ ........................................     200,000     $   800,000
Comcast UK Cable Partners Limited Class A + ........     439,500       4,147,781
Cox Communications, Inc. Class A + .................     340,000      13,621,250
NTL Incorporated + .................................     252,000       7,024,500
Reuters Holdings plc-ADR ...........................     109,000       7,221,250
Wolters Kluwer NV-ADR ..............................      55,500       7,171,155
                                                                      ----------
                        (COST $22,790,843)                            39,985,936
                                                                      ----------
COMPUTER SOFTWARE AND SYSTEMS (3.6%)
Broderbund Software, Inc.+ .........................     160,000       4,100,000
Cisco Systems, Inc.+ ...............................     192,000      10,704,000
Dialogic Corporation + .............................      36,000       1,575,000
Hewlett-Packard Company ............................      60,000       3,742,500
Pinnacle Systems, Inc.+ ............................      87,500       2,132,813
Platinum Software Corporation + ....................     250,000       2,937,500
                                                                      ----------
                        (COST $12,518,537)                            25,191,813
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (9.4%)
AAPC Ltd. .........................................     1,144,951        470,575
Buffets, Inc.+ ....................................       978,500      9,173,438
Chrysler Corporation ..............................       405,000     14,250,937
Ford Motor Company ................................       420,000     20,396,250
PepsiCo, Inc. .....................................       275,000      9,968,750
Philip Morris Companies Inc. ......................       265,000     11,991,250
                                                                      ----------
                        (COST $49,586,082)                            66,251,200
                                                                      ----------


ENVIRONMENT CONTROL
  (INCLUDING SERVICES) (2.6%)
USA Waste Services, Inc.+ .........................       473,000     18,565,250
                                                                      ----------
                        (COST $6,983,020)


FINANCE AND INSURANCE (26.3%)
AmerUs Life Holdings, Inc. Class A .................     162,500       5,992,187
American International Group, Inc. .................     110,000      11,962,500
Annaly Mortgage Management, Inc.  ..................     350,000       3,850,000
Banco Popular Espanol, S.A .........................      64,000       4,464,640
CCB Financial Corp. ................................     108,500      11,663,750
Crestar Financial Corp. ............................     300,000      17,100,000
Everest Reinsurance Holdings, Inc. .................     125,500       5,176,875
First Empire State Corporation .....................      50,000      23,250,000
First Midwest Bancorp, Inc. ........................     237,500      10,390,625
General Re Corporation .............................      90,000      19,080,000
Golden West Financial Corporation ..................     168,500      16,481,406
Life Re Corporation ................................     275,000      17,926,563
NAC Re Corporation .................................     156,000       7,614,750
TIG Holdings, Inc. .................................     200,000       6,637,500
Transatlantic Holdings, Inc. .......................     202,500      14,478,750
U.S. Bancorp .......................................      80,000       8,955,000
                                                                     -----------
                        (COST $66,561,666)                           185,024,546
                                                                     -----------

HEALTH CARE  (16.3%)
     PHARMACEUTICALS (12.0%)
AB Astra Class A ..................................      632,500      11,005,500
AB Astra Class B ..................................      800,000      13,512,000
IDEC Pharmaceuticals Corporation + ................      250,000       8,593,750
Magainin Pharmaceuticals Inc.+ ....................      230,000       1,854,375
Merck & Co., Inc. .................................       54,500       5,777,000
Pfizer Inc. .......................................      410,000      30,570,625
R.P. Scherer Corporation + ........................      187,000      11,407,000
Ribi ImmunoChem Research, Inc.+ ...................      309,500       1,141,281
                                                                      ----------
                        (COST $33,918,702)                            83,861,531
                                                                      ----------

     MEDICAL INSTRUMENTS AND DEVICES (2.1%)
Medtronic, Inc. ..................................       280,000      14,700,000
                                                                     -----------
                        (COST $2,037,232)

9        STATEMENT OF INVESTMENTS: DECEMBER 31, 1997
--------------------------------------------------------------------------------
         General American Investors

COMMON                                               SHARES OR          VALUE
STOCKS                                            PRINCIPAL AMOUNT    (NOTE 1a)
HEALTH CARE (CONTINUED)

     HEALTH CARE SERVICES (2.2%)
Aetna, Inc. ......................................        90,000   $   6,350,625
Huntingdon Life Sciences Group plc-ADR + .........       669,500       2,426,937
MedPartners, Inc. + ..............................       303,500       6,790,812
                                                                     -----------
                       (COST $18,979,002)                             15,568,374
                                                                     -----------
                       (COST $54,934,936)                            114,129,905
                                                                     -----------


MISCELLANEOUS (1.4%)
Other ............................................                    10,013,750
                                                                      ----------
                        (COST $12,639,342)

OIL & NATURAL GAS (INCLUDING SERVICES) (3.6%)
Repsol, S.A.-ADR .................................       260,000      11,066,250
Texaco Inc. ......................................       179,000       9,733,125
Union Pacific Resources Group Inc. ...............       177,500       4,304,375
                                                                      ----------
                         (COST $19,747,061)                           25,103,750
                                                                      ----------

RETAIL TRADE (13.7%)
PETsMART, Inc.+ ..................................     1,000,000       7,250,000
The Home Depot, Inc. .............................     1,063,500      62,613,563
Wal-Mart Stores, Inc. ............................       670,000      26,423,125
                                                                      ----------
                        (COST $13,533,133)                            96,286,688
                                                                      ----------

SEMICONDUCTORS (1.0%)
Chips and Technologies, Inc.+ ....................        75,000       1,082,813
Lam Research Corporation + .......................       200,000       5,850,000
                                                                      ----------
                        (COST  $9,044,298)                             6,932,813
                                                                      ----------
SPECIAL HOLDINGS  #+ (note 6) (0.8%)
BioReliance Corporation ...........................      317,258       5,107,854
Sequoia Capital IV ................................       ++              95,600
Welsh, Carson, Anderson & Stowe III ...............       ++               7,500
                                                                       ---------
                        (COST $3,091,831) .........                    5,210,954*
                                                                       ---------



TOTAL COMMON STOCKS (84.4%)  (COST $271,430,749)                     592,696,605
                                                                    ------------

CONVERTIBLE CORPORATE NOTE (1.3%)
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003 ..................   $4,000,000       9,080,000

                        (COST $3,940,000)

SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 1/5-1/29/98; 5.71%-5.95%                      $20,300,000     20,159,348
General Electric Capital Corp. notes
   due 1/20-2/5/98; 5.73%-5.80%                       22,800,000     22,624,761
General Motors Acceptance Corp. notes
   due 1/2-2/12/98; 5.57%-5.79%                       30,600,000     30,366,503
Sears Roebuck Acceptance Corp. notes
 due 1/5-2/9/98; 5.51%-5.78%                          24,700,000     24,515,110
                                                                  -------------
                        (COST $97,665,722)                           97,665,722

Cash, receivables, prepaid expenses and
        other assets, less liabilities                                3,154,673
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (14.3%)
                        (COST $100,820,395)                         100,820,395
                                                                   -------------
NET ASSETS              (COST $376,191,144)                        $702,597,000
                                                                   =============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the Directors.
(see notes to financial statements)

10       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
         General American Investors

                                                                  December 31,
                                                         ----------------------------
ASSETS                                                        1997           1996
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common Stocks
   ( cost $271,430,749 and  $286,292,746, respectively)   $592,696,605   $513,276,937
  Convertible corporate note
   ( cost $3,940,000 in 1997)                                9,080,000             --
  Corporate discount notes
   (cost $97,665,722 and $83,185,393, respectively)         97,665,722     83,185,393
                                                           -----------   ------------
                                                           699,442,327    596,462,330


CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................        105,948         54,272
  Receivable for securities sold ......................      2,279,763        955,793
  Dividends, interest and other receivables ...........      1,390,699        900,222
  Prepaid Expenses ....................................      3,505,933      2,980,318
  Other ...............................................        729,507        902,696
                                                           -----------    -----------

TOTAL ASSETS ..........................................    707,454,177    602,255,631
                                                           -----------    -----------

LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................         91,755        449,166
   Accrued expenses and other liabilities .............      4,765,422      4,209,772
                                                          ------------   ------------

TOTAL LIABILITIES .....................................      4,857,177      4,658,938
                                                          ------------   ------------

NET ASSETS ............................................   $702,597,000   $597,596,693
                                                          ============   ============


NET ASSETS
--------------------------------------------------------------------------------
   Common Stock, $1 par value ( note 2 )
      Authorized 30,000,000 shares; outstanding
      24,104,678 and 23,678,690 shares, respectively
      (exclusive of 43,300 and 435,726 shares,
      respectively, held in Treasury) .................   $ 24,104,678   $ 23,678,690
   Paid-in Capital ( note 2 ) .........................    347,975,543    336,304,226
   Undistributed realized gain on
      securities sold (note 2) ........................      4,464,264     11,408,856
   Distributions in excess of net income (note 2) .....       (353,341)      (779,270)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $346,906,567 and $244,113,428, respectively) ....    326,405,856    226,984,191
                                                          ------------   ------------

TOTAL NET ASSETS ......................................   $702,597,000   $597,596,693
                                                          ============   ============

NET ASSET VALUE PER SHARE .............................   $      29.15   $      25.24
                                                          ============   ============

(see notes to financial statements)

11       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
         General American Investors

                                                       YEAR ENDED DECEMBER 31,
INCOME                                                --------------------------
                                                       1997            1996
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $180,993 and $177,606, respectively) .....    $ 6,348,110    $6,475,767
   Interest ......................................      5,021,256     4,681,057
   Investment advisory fees (note 1c)                      93,123       222,326
                                                      -----------    ----------
TOTAL INCOME .....................................     11,462,489    11,379,150
                                                      -----------    ----------

EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................      3,031,066     2,629,180
   Administration and operations .................      1,943,409     1,880,565
   Office space and general ......................        617,391       844,543
   Directors' fees and expenses ..................        203,415       226,315
   Transfer agent, custodian and registrar
     fees and expenses ...........................        194,445       170,605
   Stockholders' meeting and reports .............        124,376       145,466
   Auditing and legal fees .......................        114,000       194,410
   Miscellaneous taxes (note 1b) .................         84,400        98,800
                                                        ---------     ---------
TOTAL EXPENSES ...................................      6,312,502     6,189,884
                                                        ---------     ---------
NET INVESTMENT INCOME ............................      5,149,987     5,189,266
                                                        ---------     ---------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term, except for $1,201,678 in 1996) ...     66,640,521    61,830,203
  Net increase in unrealized appreciation ........     99,421,665    26,713,604
                                                     ------------   ------------

 NET GAIN ON INVESTMENTS .........................    166,062,186    88,543,807
                                                     ------------   ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $171,212,173  $ 93,733,073
                                                     ============  =============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------
OPERATIONS                                             1997               1996
--------------------------------------------------------------------------------
   Net investment income .....................   $   5,149,987    $   5,189,266
   Net realized gain on sales of securities ..      66,640,521       61,830,203
   Net increase in unrealized appreciation ...      99,421,665       26,713,604
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................     171,212,173       93,733,073
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................      (5,925,735)      (4,446,885)
   From long-term capital gain ...............     (72,383,436)     (57,682,349)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (78,309,171)     (62,129,234)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      49,404,107       34,645,324
   Cost of Common Shares purchased (note 2) ..     (37,306,802)     (42,345,895)
                                                 -------------    -------------
INCREASE (DECREASE)IN NET ASSETS -
   CAPITAL TRANSACTIONS ......................      12,097,305       (7,700,571)
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................     105,000,307       23,903,268

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF YEAR ............................     597,596,693      573,693,425
                                                 -------------    -------------

END OF YEAR (including distributions in
   excess of net income of $353,341 and
   $779,270, respectively) ...................   $ 702,597,000    $ 597,596,693
                                                 =============    =============

( see notes to financial statements )

12     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged, generally, at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

2. COMMON STOCK AND DIVIDEND DISTRIBUTIONS

Transactions in Common Stock during 1997 and 1996 were as follows:

                                                                     SHARES                        AMOUNT
                                                             ------------------------    ------------------------------
                                                              1997          1996            1997           1996
                                                             ------------------------    ------------------------------
                Shares issued in payment of dividends
                   (includes 1,981,626 shares issued
                   from Treasury in 1997)                    2,015,188        1,684,879   $  2,015,188    $ 1,684,879
                Increase in paid-in capital .........                                       47,388,919     32,960,445
                                                                                          ------------    -----------
                   Total increase ...................                                       49,404,107     34,645,324
                                                                                          ------------    -----------

                Shares purchased (at an average
                   discount from net asset value of
                   15.1% and 15.7%, respectively)....        1,589,200        1,968,905     (1,589,200)    (1,968,905)
                Decrease in paid-in capital .........                                      (35,717,602)   (40,376,990)
                                                                                          ------------    -----------
                   Total decrease ...................                                      (37,306,802)   (42,345,895)
                                                                                          ------------    -----------
                Net increase (decrease) .............                                      $12,097,305    ($7,700,571)
                                                                                          ============    ===========

The cost of the 43,300 shares of Common Stock held in Treasury at December 31, 1997 amounted to $1,096,997.

On January 14, 1998, the Board of Directors declared on the Common Stock dividends of $4,807,836 from capital gains and $240,392 from net income. These dividends are payable in cash on February 10, 1998.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

13     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors


3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 1997 and 1996 to its officers amounted to $2,437,000 and $2,475,288, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) during 1997 were $182,843,941 and $260,406,459, respectively. At December 31, 1997, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

5. GENERAL INFORMATION

Brokerage commissions during 1997 were $362,483, including $59,904 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

6. RESTRICTED SECURITIES

                                                                              DATE                     VALUE
                                                                            ACQUIRED      COST       (NOTE 1a)
                                                                            --------   -----------  -----------
                      BioReliance Corporation ...........................   12/20/91   $1,310,795   $5,107,854
                      Sequoia Capital IV* ...............................   1/31/84     1,019,600       95,600
                      Welsh, Carson, Anderson & Stowe III* ..............   3/10/83       261,136        7,500
                      Other .............................................                 500,300        --
                                                                                       ----------   ----------
                      Total .............................................              $3,091,831   $5,210,954
                                                                                       ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,673,211 and $3,617,418, respectively. The initial investment in each limited partnership was $2,000,000.

7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $318,000 for 1997. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1998 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

8. SUBSEQUENT EVENT

On January 14, 1998, the Board of Directors declared advisable an amendment to the Company's charter to authorize the issuance of preferred stock and directed that the proposed amendment be considered at the annual meeting of the Company's stockholders to be held on March 11, 1998.

In addition, in conjunction with the possible issuance of preferred stock, the Company intends to file with the Securities and Exchange Commission an application for an order under the Investment Company Act of 1940 to permit it to pay periodic preferred dividends from both net investment income and realized capital gains. Any such issuance of preferred stock would be subject to stockholder authorization of the charter amendment, Board action and the receipt of the order being applied for, as well as market conditions.


--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14       QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
         General American Investors

                                                             [CAPTION]

"The following is an unaudited summary of quarterly results of operations in 1997 and 1996 (thousands of dollars, except for amounts per Common Share)."

                                                                         THREE MONTHS ENDED
                                                ------------------------------------------------------------------------------------
                                                     MARCH 31               JUNE 30            SEPTEMBER 30          DECEMBER 31
                                                ------------------    ------------------    -----------------   --------------------
                                                 1997        1996      1997       1996       1997      1996      1997         1996
                                                --------  --------    -------   --------    -------   -------   --------    --------
Total income ................................   $ 2,689   $ 2,619     $ 3,145   $ 2,846     $ 2,785   $ 3,307   $ 2,843      $ 2,607
Net investment income .......................     1,117     1,102       1,703     1,250       1,429     1,923       901          914
Per Common Share ............................       .05       .05         .07       .05         .07       .09       .02          .03

Net realized and unrealized
    gain (loss) on investments ..............     5,934     44,862     72,359     14,506     67,899     3,917     19,870      25,259
Per Common Share * ..........................       .27       2.02       3.20        .73       3.04       .24        .64         .87

*Includes net effect of issuance of Common Shares in payment of dividends at the lower of net asset value or market value and purchase of Common Shares at market value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    [CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1997. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                                         1997         1996        1995         1994         1993
                                                                       ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................................   $   25.24    $   23.94   $   22.31    $   24.75    $   28.56
                                                                       ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................................         .21          .22         .08          .05          .03
   Net gain (loss) on securities - realized and unrealized .........        7.15         3.86        4.54         (.94)        (.80)
                                                                       ---------    ---------   ---------    ---------    ---------
Total from investment operations ...................................        7.36         4.08        4.62         (.89)        (.77)
                                                                       ---------    ---------   ---------    ---------    ---------

Less Distributions
   Dividends from investment income ................................        (.26)*       (.20)       (.11)**      (.05)        (.04)
   Distributions from capital gains ................................       (3.19)       (2.58)      (2.87)       (1.49)       (2.98)
   In excess of net income .........................................         --           --         (.01)        (.01)        (.02)
                                                                       ---------    ---------   ---------    ---------    ---------
Total distributions ................................................       (3.45)       (2.78)      (2.99)       (1.55)       (3.04)
                                                                       ---------    ---------   ---------    ---------    ---------
Net asset value, end of year .......................................   $   29.15    $   25.24   $   23.94   $    22.31    $   24.75
                                                                       =========    =========   =========    =========    =========
Per share market value, end of year ................................   $   26.19    $   21.00   $   20.00   $    19.00    $   22.25
                                                                       =========    =========   =========    =========    =========

TOTAL INVESTMENT RETURN - Stockholder Return based on
market price per share                                                     42.58%       19.48%      21.22%       -7.86%      -15.92%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of year
   (000's omitted) .................................................   $ 702,597    $ 597,597   $ 573,693   $ 519,722    $  553,898
Ratio of expenses to average net assets ............................        0.98%        1.05%       1.25%       1.17%         1.16%
Ratio of net income to average net assets ..........................        0.80%        0.88%       0.36%       0.21%         0.14%
Portfolio turnover rate ............................................       32.45%       33.40%      29.14%      17.69%        19.50%
Average commission rate paid per share .............................   $   .0504    $   .0500
Shares outstanding, end of year
   (000's omitted) .................................................      24,105       23,679       23,963      23,292       22,379

*      Includes short-term capital gain in the amount of $.05 per share.

**     Includes short-term capital gain in the amount of $.03 per share.

15       REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
         General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 1997, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


                                                              New York, New York
                                                                January 14, 1998

OFFICERS
--------------------------------------------------------------------------------
SPENCER DAVIDSON
President and Chief
Executive Officer

VICTORIA HAMILTON
Executive Vice-President
and Chief Operating Officer

ANDREW V. VINDIGNI
Vice-President

EUGENE L. DeSTAEBLER, JR.
Vice-President, Administration

PETER P. DONNELLY
Vice-President and Trader

DIANE G. RADOSTI
Treasurer

CAROLE ANNE CLEMENTI
Secretary

SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com

16       DIRECTORS
--------------------------------------------------------------------------------
         General American Investors

LAWRENCE B. BUTTENWIESER, CHAIRMAN
Rosenman & Colin LLP, Partner


ARTHUR G. ALTSCHUL, JR.
Diaz & Altschul Group, LLC, Co-Chairman
Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
New York Council for the Humanities, Director

LEWIS B. CULLMAN
Cullman Ventures, Inc., President
Chess-in-the-Schools, Chairman, Board of Directors
Museum of Modern Art, Vice Chairman, International
    Council and Honorary Trustee
The New York Botanical Garden, Member,
    Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
    President and Chief Executive Officer
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute,
    Chairman, Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Capital Partners, Chairman
Financial Security Assurance Holdings Ltd., Director
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

JOHN D. GORDAN,III
Morgan, Lewis & Bockius LLP, Partner

BILL GREEN
ClientSoft, Inc., Director
Commercial Capital Corp., Director
Energy Answers Corporation, Director
New York City Campaign Finance Board, Member
New York City Housing
    Development Corporation, Member and Vice Chair

VICTORIA HAMILTON
General American Investors Company, Inc.,
    Executive Vice-President and Chief Operating Officer
BioReliance Corporation, Director

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
BioReliance Corporation, Chairman
Cellular Communications International, Inc., Director
CoreComm Incorporated, Director
NTL Incorporated, Director

RICHARD R. PIVIROTTO
CBS Inc., Director
General Theological Seminary, Trustee
The Gillette Company, Director
The Greenwich Bank and Trust Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus

JOSEPH T. STEWART, JR.
Johnson & Johnson, Executive Consultant
Foundation of the University of Medicine
    and Dentistry of New Jersey, Trustee
Liposome Co., Inc., Director
Marine Biological Laboratory, Member, Advisory Council
New School for Social Research, Trustee

RAYMOND S. TROUBH
Becton, Dickinson and Company, Director
Foundation Health Systems, Inc., Director
Olsten Corporation, Director
Time Warner Inc., Director

--------------------------------------------------------

ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS
WILLIAM O. BAKER, DIRECTOR EMERITUS
WILLIAM T. GOLDEN, DIRECTOR EMERITUS

General American Investors Company, Inc.
450 Lexington Avenue, New York, NY  10017
(212) 916-8400      (800) 436-8401